THE MAINSTAY FUNDS

MainStay MacKay Strategic Bond Fund

(the “Fund”)

Supplement dated July 20, 2021 (“Supplement”) to the
Summary Prospectus, Prospectus and Statement of Additional Information,
each dated February 28, 2021, as supplemented and amended

Capitalized terms and certain other terms used in this Supplement, unless otherwise defined in this Supplement, have the meanings assigned to them in the Summary Prospectus, Prospectus and Statement of Additional Information.

Effective immediately, Joseph Cantwell will no longer serve as a portfolio manager for the Fund. All references to Mr. Cantwell are deleted in their entirety. Stephen R. Cianci, Neil Moriarty, III, Shu-Yang Tan and Matt Jacob will continue to serve as portfolio managers for the Fund.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE